Exhibit 99.1
RXO Launches $400 Million Senior Notes Offering
CHARLOTTE, N.C. – Feb. 10, 2026 – RXO, Inc. (NYSE: RXO) (the “Company”) today announced it is proposing to issue $400 million aggregate principal amount of senior notes due 2031 (the “2031 Notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The 2031 Notes will initially be guaranteed on a senior unsecured basis by the domestic subsidiaries of the Company that are guarantors under the Company’s asset-based revolving credit facility. The Company intends to use the net proceeds from the offering of the 2031 Notes to repurchase or redeem all of the Company’s outstanding 7.500% Notes due 2027 (the “2027 Notes”), to pay related fees and expenses and for general corporate purposes, which may include repayment of indebtedness.
Additionally, the Company today issued a notice of conditional full redemption for all of the Company’s outstanding 2027 Notes on February 20, 2026 (the “Redemption Date”), at a redemption price of 101.875% of the principal amount thereof, plus accrued and unpaid interest. The redemption of the 2027 Notes is conditioned on the Company receiving net proceeds from the offer and sale of newly issued debt securities of the Company in an amount sufficient to redeem in full the 2027 Notes (the “Financing Condition”). If the Financing Condition is not satisfied on or prior to the Redemption Date, the notice of conditional full redemption may be rescinded by the Company and shall be of no effect.
The 2031 Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States, only to non-U.S. persons in reliance on Regulation S under the Securities Act. The 2031 Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. This press release does not constitute a notice of redemption of the 2027 Notes.
About RXO
RXO (NYSE: RXO) is a leading provider of asset-light transportation solutions. RXO offers tech-enabled truck brokerage services together with complementary solutions including managed transportation and last mile delivery. The company combines massive capacity and cutting-edge technology to move freight efficiently through supply chains across North America. The company is headquartered in Charlotte, N.C.
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Forward-Looking Statements
This release includes forward-looking statements, including statements relating to the terms, timing and completion of the offering and the use of proceeds therefrom. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "predict," "should," "will," "expect," "project," "forecast," "goal," "outlook," "target,” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.
These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. There can be no assurance that the offering will be consummated on the terms described herein or at all. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC and the following: competition and pricing pressures; economic conditions generally; fluctuations in fuel prices; increased carrier prices; severe weather, natural disasters, terrorist attacks or similar incidents that cause material disruptions to our operations or the operations of the third-party carriers and independent contractors with which we contract; our dependence on third-party carriers and independent contractors; labor disputes or organizing efforts affecting our workforce and those of our third-party carriers; legal and regulatory challenges to the status of the third-party carriers with which we contract, and their delivery workers, as independent contractors, rather than employees; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; the impact of potential cyber-attacks and information technology or data security breaches; our ability to integrate machine learning and artificial intelligence technologies to deliver our services and operate our business; issues related to our intellectual property rights; our ability to access the capital markets and generate sufficient cash flow to satisfy our debt obligations; litigation that may adversely affect our business or reputation; increasingly stringent laws protecting the environment, including transitional risks relating to climate change, that impact our third-party carriers; governmental regulation and political conditions; our ability to attract and retain qualified personnel; our ability to successfully implement our cost and revenue initiatives and other strategies; our ability to successfully manage our growth; our reliance on certain large customers for a significant portion of our revenue; damage to our reputation through unfavorable publicity; our failure to meet performance levels required by our contracts with our customers; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; and the impact of the separation on our businesses, operations and results. All forward-looking statements set forth in this release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this release speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.
Media Contact
Nina Reinhardt
nina.reinhardt@rxo.com

Investor Contact
Kevin Sterling
kevin.sterling@rxo.com
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